The Apex Mid Cap Growth Fund
                              C/O Bhirud Funds Inc.
                     Soundview Plaza, 1266 East Main Street
                               Stamford, CT 06902
                             Telephone  (877) 593-8637

                                  ANNUAL REPORT
                                  July 31, 2000


September 25, 2000

Enclosed is the Annual Report of the Apex Mid Cap Growth Fund for the year ending July 31, 2000.







Suresh L. Bhirud
Chairman of the Board

                          The Apex Mid Cap Growth Fund
              Schedule of Investments report Date July 31st , 2000

Ticker CO.  NAME                       Shares   % MV     Market
                                                          Value

       GLAMIS GOLD *                     1000             1,750
       HECLA MINING *                   20000            17,500
TOTAL  GOLD/SILVER MINING                       1.40     19,250

       INFOUSA B *                       3000            18,000
TOTAL  PUBLISHING                               1.31     18,000

       CHIRON CORP. *                     500            20,938
       KERAVISION *                      5000            14,219
       IMMUNEX *                          200            10,138
       IMMUNE RESPONSE *                 8000            66,250
       LCA VISION *                      3000             7,781
TOTAL  DRUG INDUSTRY                            8.65    119,325

       DATALINK CORP *                   1000            15,250
TOTAL  OFFICE EQUIP & SUP                       1.11     15,250

       PALM *                            2000            78,000
       METRICOM *                        1000            35,188
       EMACHINES *                       5000            11,250
TOTAL  COMPUTER & PERIP.                        9.02    124,438

       ESPS INC *                        2000             5,375
       SOFTNET SYSTEMS *                  500             4,125
       DIGITAL RIVER INC *               1700            11,369
       RED HAT *                         1000            18,750
       BEYCOND.COM CORP *                4000             5,000
       CITYVIEW ENERGY *                10000             6,100
TOTAL  COMPUTER SOFTW & SVC                     3.68     50,719

       SUPERCONDUCTOR TECHNOLOGIES *     1000            21,125
TOTAL  ELECTRICAL EQUIPT.                       1.53     21,125

       ADAPTIVE BROADBAND *              1300            46,881
       PARADYNE NETWORKS *               1000            28,500
       UNIVIEW TECHNOLOGIES *           10000            18,125
TOTAL  ELECTRONICS                              6.78     93,506

       TERAYON COMMUNICATIONS *           500            25,500
       ADVANCED MICRO DEVICES INC. *     1000            71,938
       CIRRUS LOGIC INC. *                500             9,688
       AWARE *                            500            19,688
TOTAL  SEMICONDUCTOR                            9.20    126,813

       JNI *                              500            21,344
TOTAL  SEMICONDUCTOR CAP EQ                     1.55     21,344

       AUTOBYTEL.COM *                   2000            10,625
       AUTOWEB.COM *                     4000             7,750
TOTAL  AUTO & TRUCK                             1.33     18,375

       TOPPS CO. INC. *                  5000            48,047
       4 KIDS ENTERTAINMENT *            3000            57,000
TOTAL  TOYS                                     7.62    105,047

       HIGH SPEED ACCESS *               1000             5,125
       WIRELESS FACILITIES INC. *         200            12,725
       PREMIERE TECHNOLOGIES *           4000            16,000
       USURF AMERICA INC *               4000             8,000
       APPLIED DIGITAL SOLUTIONS *       3000            14,250
       KOREA THRUNET CO LTD *             300             3,131
       RESEARCH IN MOTION *              1000            54,188
       INTERNET GOLD-GOLDEN LINES *      1000             7,250
TOTAL  TELECOM. SERVICES                        8.75    120,669

       CALIFORNIA AMPLIFIER *            1000            33,188
       CONDUCTUS *                        500             7,000
       ACCELERATED NETWORK *             1000            24,000
       TELULAR CORPORATION *             4000            55,500
       AVANEX *                           500            63,469
TOTAL  TELECOM. EQUIPMENT                      13.28    183,156

       CYBERIAN OUTPOST INC *           11000            43,313
TOTAL  RETAIL STORE                             3.14     43,313

       EGGHEAD.COM *                     4260            10,384
       GARDEN.COM INC *                  2000             3,125
       PRICELINE.COM *                   1000            23,625
       GSV INC *                         1000               375
TOTAL  RETAIL SPECIALTY                         2.72     37,509

       DATA BROADCASTING *               4000            16,625
       MORTGAGE.COM *                    4000             5,000
TOTAL  FINANCIAL SERVICES                       1.57     21,625

       TRACK DATA CORPORATION *          4000             4,250
       WIT CAPITAL GROUP *               2000            16,813
TOTAL  SECURITIES BROKERAGE COMP.               1.53     21,063

       RAINMAKER SYSTEMS INC *           1000             1,719
TOTAL  INDUSTRIAL SERVICES                      0.12      1,719

       DRKOOP.COM INC *                  2000             2,313
TOTAL  HEALTHCARE INFO SYS                      0.17      2,313

       HITSGALORE.COM INC *              9000             1,683
TOTAL  ENTERTAINMENT                            0.12      1,683

       CAREMATRIX *                      5000             2,500
TOTAL  MEDICAL SERVICES                         0.18      2,500

       TRIMEDYNE INC *                  15000            28,125
       IMATRON INC *                    20000            50,000
TOTAL  MEDICAL SUPPLIES                         5.67     78,125

       EDULINK INC *                    40000             6,600
TOTAL  DIVERSIFIED CO                           0.48      6,600

       INTERNET CAPITAL GROUP INC *      1500            50,719
       PACIFIC INTERNET *                 500             6,375
       E FAX COM *                       3000             1,688
       LOOKSMART LTD *                   1000            18,250
TOTAL  INTERNET INDUSTRY                        5.59     77,031

       TIVO *                            1000            22,125
TOTAL  CABLE TV                                 1.60     22,125

       TOTAL COMMON STOCKS                     98.09  1,352,620

       TOTAL INVESTMENTS                       98.09  1,352,620
       OTHER ASSETS (LESS                       1.91     26,337
       LIABILITIES)

       NET ASSETS                             100.00  1,378,957
       NET ASSETS VALUE PER SHARE                          4.45
       OFFERING PRICE PER SHARE                            4.72

       * Non - income producing securities
             See accompanying notes to Financial Statements     PAGE: 3



                          THE APEX MID CAP GROWTH FUND
 STATEMENT OF ASSETS AND LIABILITIES FOR THE YEAR ENDED July 31, 2000 (AUDITED) ASSETS
Investment Securities at Value                 $1,352,620
  (Identified cost -  $3,024,111) (Note 1)

  Interest                                             50
  Due from broker -                                89,557

  Total Assets                                            $1,442,227

LIABILITIES
  Payables:
    Cash - Overdraft                            $  27,913
    Accrued expenses                               35,357
  Total Liabilities                                       ($ 63,270)

    NET ASSETS (Equivalent to $4.45 per share             $1,378,957
        based on 309,768  shares outstanding)

COMPOSITION OF NET ASSETS:
  Paid in Capital                              $3,348,569
  Distribution in excess of accumulated Net     (298,121)
Realized gain (loss)
  Accumulated Net Investment Income                 --
  Net Unrealized Appreciation (Depreciation)  (1,671,491)
  of Investments
  Total Net Assets                             $1,378,957

     STATEMENT OF OPERATIONS (AUDITED) FOR THE YEAR ENDED JULY 31, 2000

INVESTMENT INCOME
  Dividends                                                   $2,709
  Interest                                                     3,803
EXPENSES
  Audit                                            $4,000
  Fund Accounting                                  11,631
  Transfer Agent (Note 6)                           5,129
  Legal                                             8,716
  Shareholder Report                                  502
  Directors                                        12,000
  Registration                                      1,004
  Insurance                                         1,142
  Fund Administration (Note 4)                      4,162
  Custodian                                         6,683
  Investment Advisor (Note 4)                      20,812
  12b-1 Fees                                        5,203
 Total Expenses                                             (80,984)
  Expense Reimbursement/ waived by Advisor                    24,974
(Note 4)
  Expense net of Reimbursement/ waiver                      (56,010)
NET INVESTMENT GAIN (LOSS)                                  (49,498)
       REALIZED AND UNREALIZED GAIN (LOSS) ON
                                  INVESTMENTS
  Net Realized Gain (Loss) on Investments                    206,213
  Change in Unrealized Appreciation                        (987,554)
(Depreciation) of Investments
       NET REALIZED/UNREALIZED GAIN (LOSS) ON              (781,341)
                                  INVESTMENTS
NET INCREASE (DECREASE) IN NET ASSETS                      (830,839)
RESULTING FROM OPERATION

            See accompanying Notes to Financial Statements    PAGE: 4


                          THE APEX MID CAP GROWTH FUND
 STATEMENT OF CHANGES IN NET ASSETS  FOR THE YEAR ENDED July 31, 2000 (AUDITED)

                                          For the Year  For the Year
                                                 Ended         Ended
                                         July 31, 2000 July 31, 1999
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)            $  (49,498)   $  (12,637)
  Net Realized Gain / (loss) on                206,213       583,967
investment  Securities Sold
  Net unrealized                             (987,554)      (81,105)
appreciation/(depreciation) of
Investments
  Net Increase (Decrease) in Net          $  (830,839)    $  490,225
Assets Resulting from Operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividend distributions paid                (571,317)      (48,682)
  Capital Gains                                      0      (44,136)

  Total Distributions                        (571,317)      (92,818)

CAPITAL SHARE TRANSACTIONS
  Shares Sold                                  133,932       566,490
  Shares issued in lieu of Cash                569,302        92,489
Distributions
  Cost of shares Redeemed                    (448,918)     (232,582)
  Increase (Decrease) in Net Assets            254,316       426,397
Due to Capital Share Transactions

  TOTAL INCREASE (DECREASE) IN NET         (1,147,840)       823,804
ASSETS
  NET ASSETS BEGINNING OF PERIOD             2,526,797     1,702,993
  NET ASSETS END OF PERIOD                 $ 1,378,957     2,526,797


  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)

                              For the     For    For     For    For
                                          the    the     the    the
                                 Year    Year   Year    Year   Year
                                Ended   Ended  Ended   Ended  Ended
                                 July    July   July    July   July
                                  31,     31,    31,     31,    31,
                                 2000    1999   1998    1997   1996

NET ASSET VALUE, BEGINNING OF   $9.30   $7.53  $6.93   $7.18  $9.71
PERIOD
Income/(Loss) from Investment
Operations:
  Net Investment               (0.14)  (0.06) (0.36)  (0.33) (0.35)
Income/(Loss)
  Net Gain/(Loss) on           (2.28)    2.23   1.58    0.44 (2.63)
Securities (Both Realized and
Unrealized)
  Total from Investment        (2.42)    2.17   1.22    0.11 (2.98)
Operations
Distributions:
  Dividend Distributions Paid  (2.43)  (0.21) (0.62)  (0.36)   0.45

  Distributions from Capital    0.00   (0.19)     0       0       0
      Gains
  Total Distributions          (2.43)  (0.40) (0.62)  (0.36)   0.45

NET ASSET VALUE, END OF        $ 4.45  $ 9.30 $ 7.53  $ 6.93 $ 7.18
PERIOD
Total Return (Not Reflecting (37.21)%  31.36%  8.66%  (3.48)% (26.05)%
Sales Load)
Ratios/Supplemental Data:
  Net Assets, End of Period    $1,379  $2,527 $1,703  $1,693 $1,855
(in thousands)
  Ratios to Average Net
Assets:
    Expenses                    2.68%   2.26%  5.26%   5.25%  2.52%
    Net Investment            (2.37)% (0.66)% (2.54)% (4.73)% (2.11)%
       Income/(Loss)
    Effect of                   1.19%   1.19%  1.19%   1.21%  1.28%
    Reimbursements/Waivers on
    Above Ratios

    Portfolio Turnover Rate   355.90% 405.39% 205.06%  275.55% 320.89%

  * Based on weighted average shares outstanding        ** Not annualized

       See accompanying Notes to Financial Statements      PAGE: 5

1.   SIGNIFICANT ACCOUNTING POLICIES
     Bhirud Funds, Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

     SECURITY VALUATION
     Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

     United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate) is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES
     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2.   CAPITAL STOCK TRANSACTIONS
     The Articles of Incorporation, dated May 27, 1992, permit the Fund to issue twenty billion shares (par value $0.001). Transactions in shares of common stock for the year ended July 31, 2000 were as follows:

                                         Shares        Amount
  Beginning Balance                     271,621   $ 3,106,890
  Shares Sold                            21,557       133,932
  Shares Issued in  Reinvestment of      73,269       569,302
  Dividends
  Shares Redeemed                    (  56,679)    ( 448,918)
  Net Increase (Decrease)                38,147       254,316
  Ending Balance                        309,768    $3,361,206

3.   INVESTMENTS
     Purchases and sales of securities for the year ended July 31st, 2000 other than short-term securities, aggregated $6,113,835 and $6,776,400, respectively. There were short sale transactions for the year ended July 31, 2000 aggregate to $866,535 of purchases and $816,638 of sales. The cost of securities is substantially the same for Federal income tax purposes. For Federal income tax purposes:

        Aggregate Cost               $3,024,111

        Gross Unrealized Appreciation        78,615

        Gross Unrealized Depreciation    (1,750,106)

        Net Unrealized Depreciation     ($1,671,491)

     Short-Selling: The Fund is engaged in short selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will deposit collateral with the broker-dealer, usually cash, U.S. government securities, or other highly liquid securities, sufficient to cover its short position.

4.   INVESTMENT ADVISORY CONTRACT
     The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the year ended July 31, 2000 the Advisor elected to defer the payment of Advisory fees payable in the amount of $ 20,812. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Trust is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expenses limitations have been eliminated at this time.

     The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the year ended July 31, 2000 the Administrator elected to defer the payment of Administrative service fees payable in the amount of $4,162.
     From December 1, 1996, the FirStar Bank, N.A. has been providing custodian services and from February 1st, 1998, fund accounting and transfer agency functions are provided by Mutual Shareholders Services LLC.

5.   ORGANIZATION EXPENSES
     The organizational expense was amortized over the first five years of the Fund's operations and is now zero going forward.

6.   DISTRIBUTION PLAN
     The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31st, 2000, the Fund has incurred distribution costs of $5,119 payable to Bhirud Associates, Inc.

7.   TRANSACTIONS WITH AFFILIATES
     During the year ended July 31st, 2000 the Fund paid $ 20,229 brokerage commissions to Bhirud Associates, Inc.

8.   RECLASSIFICATION OF CAPITAL ACCOUNTS
     In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The Fund recorded a permanent book/tax difference of $(49,498) as of July 31, 2000, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.


Van Buren & Hauke, LLC
Certified Public Accounts
63 Wall Street, Suite 2501, New York, NY 10005

              Report of Indedependent Certified Public Accountants'

Shareholders and Board of Directors
Bhirud Funds Inc.


     We have audited the accompanying statements of assets and liabilities of the Apex Mid Cap Growth Fund (a portfolio of Bhirud Funds Inc.), including the portfolio of investments, as of July 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Apex Mid Cap Growth Fund at July 31, 2000, the results of its operations and changes in net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.


September 13, 2000

                          THE APEX MID CAP GROWTH FUND
                              c/o Bhirud Funds Inc.
                                 SOUNDVIEW PLAZA
                              1266 EAST MAIN STREET
                               STAMFORD, CT  06902
                                 (877) 593-8637
BOARD OF DIRECTORS

   Suresh L. Bhirud*           Chairman of the Board; President of
                               Bhirud Associates, Inc.
   Alexander N. Crowder, III   Management Consultant
   Harish L. Bhirud*           Bhirud Funds Inc..
   M. John Sterba, Jr.         Chairman of Investment Management Advisors, Inc.
   Tim Fenton                  Partner, Fenton & Zelenetz, Inc.

 * "Interested person" as defined in the Investment Company Act of 1940.

OFFICERS

   Suresh L. Bhirud*           Chairman of the Board & Treasurer
   Harish L. Bhirud*           Vice-President

Investment Advisor & DistributorBhirud Associates, Inc.

Administrator                  Bhirud Associates, Inc.
Custodian                      FirStar Bank, N.A.
Legal Counsel                  Sherman & Sterling
Independent Auditors           Van Buren & Hauke, LLC

                          The Apex Mid Cap Growth Fund

The line graph below shows how a $10,000 investment in the Fund made on December 23,1992 (the date the fund began to invest in assets other than cash or cash equivalents in accordance with its investment objectives) would have become $6,955 (as of July 31,2000). The line graph shows how this compares to the broad- based Standard & Poor's 500 Index and the Fund's benchmark, the Standard & Poor's MidCap 400 Index, over the same period.


      [Graph]


The line graph includes the initial sales charge (the maximum sales load of 5.75%) on the Fund (no comparable charge exists for the Standard & Poor's indices). All Fund performance numbers represent past performance numbers, and are no guarantee of future results.


Page: 10